Exhibit 99.1

WhiteHorse Finance, Inc. Announces Second Quarter 2019 Earnings Results

NEW YORK, NY, August 7, 2019 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (NASDAQ: WHF) today announced its financial results for the quarter ended June 30, 2019.

Second Quarter 2019 Summary Highlights

•	Net Asset Value of $315.9 million, or $15.38 per share

•	New investments of $71.4 million

•	Net investment income of $7.2 million, or $0.352 per share

•	Core net investment income of $7.4 million, or $0.362 per share(1)

•	Second quarter distribution of $0.355 per share

(1) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “During the second quarter we grew NAV by adding seven new first-lien originations and one add-on investment to our portfolio. First-lien senior-secured loans now account for 85% of our portfolio and our leverage ratio at the end of the second quarter was 79%, bringing us closer to our target leverage range of between 100 to 125%. Our strong origination activity helped partially offset the impact of underperformance in two of our credit positions as we enter an environment of slower economic growth. Following the close of the quarter, we activated our recently-launched joint venture, which we expect will contribute to future earnings. Going forward we will continue leveraging our differentiated three-tiered sourcing infrastructure backed by H.I.G. to prudently deploy capital into high credit quality opportunities which offer stable and attractive risk-adjusted returns and ultimately enhance shareholder value.”

Portfolio and Investment Activity

As of June 30, 2019, the fair value of WhiteHorse Finance’s investment portfolio was $534.8 million, compared with $468.4 million as of March 31, 2019. The portfolio at June 30, 2019 consisted of 67 positions across 47 companies with an average debt investment size of $8.8 million and a weighted average effective yield of 11.3% on income-producing investments. The majority of the portfolio was comprised of senior secured loans, and these loans were substantially all variable-rate investments (primarily indexed to LIBOR), with nearly all performing floating rate investments having interest rate floors.

During the three months ended June 30, 2019, WhiteHorse Finance made investments in seven new direct originations totaling $71.4 million. Also, the Company added $3.7 million to an existing portfolio company. Gross proceeds from repayments totaled approximately $12.3 million for the quarter, driven by partial paydowns of $3.8 million from StackPath, LLC & Highwinds Capital, Inc., $1.8 million from PMA Holdco, LLC, $1.3 million from Alpha Media, LLC as well as the full repayment of the Company’s remaining investment in Account Control Technology Holdings, Inc. of $0.6 million. The Company remained highly selective in deploying new investments.

Results of Operations

For the three months ended June 30, 2019, net investment income was approximately $7.2 million, compared with approximately $4.6 million for the same period in the prior year, representing an increase of approximately 56.5%. The increase in net investment income for the year-over-year period was primarily attributable to an increase in non-recurring fee income and a decrease in the amount of capital gains incentive fee recorded.

1

For the three months ended June 30, 2019, WhiteHorse Finance reported net realized and unrealized gains on investments of approximately $1.0 million. This compares with net realized and unrealized gains on investments of $14.4 million for the three months ended June 30, 2018. The decrease in net realized and unrealized gains on investments for the year-over-year period was primarily attributable to the prior year mark-up of the Company’s equity investment in Aretec Group, Inc. (which was sold in the fourth quarter of 2018).

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $8.2 million for the three months ended June 30, 2019, which compares with a net increase of $19.1 million for the three months ended June 30, 2018.

WhiteHorse Finance’s NAV was $315.9 million, or $15.38 per share, as of June 30, 2019, as compared with $315.0 million, or $15.33 per share, as of March 31, 2019.

Liquidity and Capital Resources

As of June 30, 2019, WhiteHorse Finance had cash and cash equivalents of $50.4 million, as compared with $36.9 million as of March 31, 2019, inclusive of restricted cash. As of June 30, 2019, the Company also had $15.6 million of undrawn capacity under its revolving credit facility.

Distributions

On June 10, 2019, the Company declared a distribution of $0.355 per share for the quarter ended June 30, 2019, consistent for the twenty-seventh consecutive quarter since the Company’s IPO. The distribution was paid on July 3, 2019 to shareholders of record as of June 20, 2019.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

2

Conference Call

WhiteHorse Finance will host a conference call to discuss its second quarter results at 10:00 a.m. ET on Wednesday, August 7, 2019. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID # 4389314. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through August 15, 2019. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID # 4389314. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $34 billion of capital under management(2) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(2) Based on total capital commitments managed by H.I.G. Capital and affiliates.

3

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no associated refinancing costs in connection with the Company’s indebtedness and no excise or other income taxes related to net realized gains and losses for the quarters ended June 30, 2019 and June 30, 2018.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended June 30, 2019 and June 30, 2018 (in thousands, except per share data):

	June 30, 2019		June 30, 2018
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$7,226	$0.352	$4,607	$0.224
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	198	0.010	2,191	0.107
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$7,424	$0.362	$6,798	$0.331

4

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	June 30, 2019	December 31, 2018
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$525,192	$459,399
Non-controlled affiliate company investments	9,645	10,165
Total investments, at fair value (amortized cost $540,708 and $477,839, respectively)	534,837	469,564
Cash and cash equivalents	16,586	24,148
Restricted cash and cash equivalents	33,810	9,584
Interest receivable	5,256	4,616
Receivables from investments sold	2,083	5,608
Prepaid expenses and other receivables	545	575
Total assets	$593,117	$514,095

Liabilities
Debt	$245,818	$175,953
Management and incentive fees payable	7,429	11,193
Distributions payable	7,294	7,294
Payables for investments purchased	13,698	445
Accounts payable and accrued expenses	1,327	2,322
Interest payable	1,507	1,562
Advances received from unfunded credit facilities	112	30
Total liabilities	277,185	198,799

Commitments and contingencies

Net assets
Common stock, 20,546,032 and 20,546,032 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 authorized	21	21
Paid-in capital in excess of par	301,557	301,557
Accumulated undistributed earnings	14,354	13,718
Total net assets	315,932	315,296
Total liabilities and total net assets	$593,117	$514,095

Number of shares outstanding	20,546,032	20,546,032
Net asset value per share	$15.38	$15.35

5

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Investment income
From non-controlled/non-affiliate company investments
Interest income	$12,746	$13,265	$27,238	$27,028
Fee income	2,926	788	4,083	2,980
From non-controlled affiliate company investments
Dividend income	312	601	587	1,251
Total investment income	15,984	14,654	31,908	31,259

Expenses
Interest expense	3,176	2,801	6,249	5,366
Base management fees	2,818	2,607	5,407	5,052
Performance-based incentive fees	2,055	3,891	3,806	6,035
Administrative service fees	159	175	317	350
General and administrative expenses	532	573	1,214	1,271
Total expenses, before fees waived	8,740	10,047	16,993	18,074
Base management fee waived	(220)	-	(397)	-
Total expenses, net of fees waived	8,520	10,047	16,596	18,074
Net investment income before excise tax	7,464	4,607	15,312	13,185
Excise tax	238	-	475	-
Net investment income after excise tax	7,226	4,607	14,837	13,185

Realized and unrealized gains (losses) on investments
Net realized gains (losses)
Non-controlled/non-affiliate company investments	-	73	(2,018)	73
Net realized gains (losses)	-	73	(2,018)	73
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	937	1,950	2,925	(961)
Non-controlled affiliate company investments	56	12,424	(520)	20,610
Net change in unrealized appreciation	993	14,374	2,405	19,649
Net realized and unrealized gains on investments	993	14,447	387	19,722
Net increase in net assets resulting from operations	$8,219	$19,054	$15,224	$32,907

Per Common Share Data
Basic and diluted earnings per common share	$0.41	$0.93	$0.74	$1.60
Dividends and distributions declared per common share	$0.36	$0.36	$0.71	$0.71
Basic and diluted weighted average common shares outstanding	20,546,032	20,531,948	20,546,032	20,531,948

6

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2019

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC
First Lien Secured Term Loan	L+ 7.00%	9.40%	03/26/18	03/27/23	10,219	$10,219	$10,219	3.23%
	(0.50% Floor)
Air Freight & Logistics
Access USA Shipping, LLC
First Lien Secured Term Loan	L+ 8.00%	10.40%	02/08/19	02/08/24	5,797	5,717	5,717	1.81
	(1.50% Floor)
Application Software
Newscycle Solutions, Inc.
First Lien Secured Term Loan	L+ 7.00%	9.40%	06/14/19	12/29/22	5,398	5,291	5,290	1.67
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 7.00%	9.40%	06/14/19	12/29/22	193	190	190	0.06
	(1.00% Floor)
					5,591	5,481	5,480	1.73
Automotive Retail
Team Car Care Holdings, LLC
First Lien Secured Term Loan(12)	base rate+ 7.01%	12.49%	02/26/18	02/23/23	16,953	16,674	16,816	5.32
	(1.00% Floor)
Broadcasting
Alpha Media, LLC
First Lien Secured Term Loan	L+ 6.00%	8.48%	08/14/18	02/25/22	4,588	4,471	4,582	1.45
	(1.00% Floor)
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00%	10.40%	12/28/17	12/28/22	17,059	16,820	17,059	5.40
	(1.00% Floor)
Rural Media Group, Inc.
First Lien Secured Term Loan	L+ 7.73%	10.32%	12/29/17	12/29/22	7,133	7,036	7,048	2.23
	(1.00% Floor)
					28,780	28,327	28,689	9.08
Cable & Satellite
Bulk Midco, LLC
First Lien Secured Term Loan	L+ 7.35%	9.71%	06/08/18	06/08/23	15,000	14,823	13,977	4.42
	(1.00% Floor)
Communications Equipment
Sorenson Communications, LLC
First Lien Secured Term Loan	L+ 6.50%	8.83%	03/15/19	03/15/24	5,250	5,098	5,230	1.65
	(0.00% Floor)
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25%	10.69%	06/07/19	06/07/24	25,063	24,815	24,438	7.73
	(1.00% Floor)
Department Stores
Mills Fleet Farm Group, LLC
First Lien Secured Term Loan	L+ 6.25%	8.65%	10/24/18	10/24/24	14,925	14,659	14,196	4.49
	(1.00% Floor)
Distributors
Crown Brands, LLC
First Lien Secured Term Loan	L+ 8.00%	10.40%	01/28/19	01/25/24	5,876	5,741	5,735	1.82
	(1.50% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 8.00%	10.40%	01/28/19	01/25/24	-	-	(1)	-
	(1.50% Floor)
					5,876	5,741	5,734	1.82
Diversified Support Services
ImageOne Industries, LLC
First Lien Secured Term Loan	L+ 10.00%	12.40%	01/11/18	01/11/23	7,146	6,982	6,788	2.15
	(1.00% Floor)	(2.00%PIK)
NNA Services, LLC
First Lien Secured Term Loan	L+ 7.00%	9.33%	10/16/18	10/16/23	10,172	9,997	10,078	3.19
	(1.50% Floor)
Quest Events, LLC
First Lien Secured Term Loan	L+ 6.00%	8.33%	12/28/18	12/28/24	10,888	10,688	10,670	3.38
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.00%	8.33%	12/28/18	12/28/24	-	-	(2)	-
	(1.00% Floor)
					28,206	27,667	27,534	8.72

7

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

June 30, 2019

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan(8)	L+ 11.95%	14.28%	08/10/16	08/10/21	13,046	$12,808	$9,784	3.10%
	(1.00% Floor)	(2.00%PIK)
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00%	13.40%	11/20/14	11/20/19	9,707	9,693	9,665	3.06
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Revolving Loan	L+ 11.00%	13.40%	06/05/15	11/20/19	5,198	5,187	5,175	1.64
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Delayed Draw Loan	L+ 11.00%	13.40%	03/27/15	11/20/19	2,788	2,783	2,776	0.88
	(1.00% Floor)	(1.00%PIK)
					30,739	30,471	27,400	8.68
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 11.00%	13.58%	04/01/18	04/30/19	17,603	17,349	16,489	5.22
	(1.50% Floor)
Second Lien Secured Term Loan(8)	N/A	15.75%	02/01/13	07/31/18	1,028	1,024	103	0.03
		(2.00%PIK)
					18,631	18,373	16,592	5.25
Health Care Services
Akumin Corp.
First Lien Secured Term Loan	L+ 6.00%	8.40%	05/31/19	05/31/24	13,700	13,438	13,434	4.25
	(1.00% Floor)
CHS Therapy, LLC
First Lien Secured Term Loan A	L+ 8.50%	10.93%	06/14/19	06/14/24	6,861	6,725	6,724	2.13
	(1.50% Floor)
First Lien Secured Term Loan B	L+ 8.00%	10.43%	06/14/19	06/14/24	7,389	7,242	7,241	2.29
	(1.50% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 8.50%	10.93%	06/14/19	06/14/24	-	-	(32)	(0.01)
	(1.50% Floor)
PMA Holdco, LLC
First Lien Secured Term Loan	L+ 8.00%	10.33%	06/28/18	06/28/23	12,949	12,729	12,840	4.06
	(1.00% Floor)
					40,899	40,134	40,207	12.72
Home Furnishings
Sure Fit Home Products, LLC
First Lien Secured Term Loan	L+ 9.50%	11.83%	10/26/18	07/13/22	5,390	5,301	5,304	1.68
	(1.00% Floor)
Human Resources & Employment Services
Pluto Acquisition Topco, LLC
First Lien Secured Term Loan	L+ 6.56%	9.14%	01/31/19	01/31/24	12,480	12,251	12,365	3.91
	(1.50% Floor)
Industrial Machinery
FR Flow Control CB LLC
First Lien Secured Term Loan B	L+ 6.00%	8.39%	05/10/19	06/28/26	7,380	7,232	7,232	2.29
	(1.00% Floor)
First Lien Secured Term Loan C	L+ 6.00%	8.39%	05/10/19	06/28/26	2,870	2,813	2,813	0.89
	(1.00% Floor)
					10,250	10,045	10,045	3.18
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 8.34%	10.78%	03/09/18	03/09/23	17,100	16,950	17,100	5.41
	(1.00% Floor)
Internet Services & Infrastructure
London Trust Media Incorporated
First Lien Secured Term Loan	L+ 8.00%	10.58%	02/01/18	02/01/23	10,638	10,523	10,638	3.37
	(1.00% Floor)
StackPath, LLC & Highwinds Capital, Inc.
First Lien Secured Term Loan(8)	L+ 9.50%	12.14%	04/03/19	02/02/24	15,240	15,005	11,430	3.62
	(1.00% Floor)	(12.14%PIK)
					25,878	25,528	22,068	6.99
Investment Banking & Brokerage
Arcole Acquisition Corp(5)
First Lien Secured Term Loan A	L+ 7.25%	9.77%	11/29/18	11/30/23	6,592	6,485	6,522	2.06
	(1.00% Floor)
First Lien Secured Term Loan B	L+ 14.50%	17.02%	11/29/18	11/30/23	1,837	1,808	1,818	0.58
	(1.00% Floor)	(1.50%PIK)
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien Secured Term Loan	L+ 6.50%	8.90%	02/28/19	02/28/24	16,624	16,469	16,532	5.23
	(1.00% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 6.50%	8.90%	02/28/19	02/28/24	-	-	6	-
	(1.00% Floor)
					25,053	24,762	24,878	7.87
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 8.00%	10.40%	01/10/17	01/10/23	4,235	4,178	4,108	1.30
	(1.00% Floor)	(1.00%PIK)
Leisure Facilities
Honors Holdings, LLC
First Lien Secured Term Loan	L+ 8.80%	11.45%	07/17/18	07/17/23	7,500	7,409	7,500	2.37
	(0.00% Floor)
Lift Brands, Inc.
First Lien Secured Term Loan	L+ 7.00%	9.33%	04/16/18	04/16/23	10,803	10,631	10,501	3.32
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.00%	11.50%	04/16/18	04/16/23	203	200	191	0.06
	(1.00% Floor)
Planet Fit Indy 10 LLC
First Lien Incremental Term Loan	L+ 7.25%	9.66%	11/30/17	03/07/22	12,890	12,691	12,878	4.08
	(1.00% Floor)
First Lien Initial Delayed Draw Loan	L+ 7.25%	9.81%	11/30/17	03/07/22	6,167	6,151	6,162	1.95
	(1.00% Floor)
First Lien Initial Term Loan	L+ 7.25%	9.72%	11/30/17	03/07/22	130	129	130	0.04
	(1.00% Floor)
					37,693	37,211	37,362	11.82
Office Services & Supplies
Empire Office, Inc.
First Lien Secured Term Loan	L+ 7.00%	9.40%	04/12/19	04/12/24	12,541	12,301	12,318	3.90
	(1.50% Floor)
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 12.00%	14.33%	12/27/13	09/30/19	24,904	24,905	24,656	7.80
	(1.00% Floor)

8

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

June 30, 2019

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Packaged Foods & Meats
Lenny & Larry's, LLC
First Lien Secured Term Loan	L+ 8.00%	10.40%	05/15/18	05/15/23	12,313	$12,122	$11,943	3.78%
	(1.00% Floor)	(1.19%PIK)
Poultry Holdings, LLC
First Lien Secured Term Loan	L+ 5.75%	8.15%	06/28/19	06/28/25	7,846	7,689	7,689	2.43
	(1.00% Floor)
					20,159	19,811	19,632	6.21
Research & Consulting Services
Nelson Worldwide, LLC
First Lien Secured Term Loan	L+ 8.75%	11.33%	01/09/18	01/09/23	13,780	13,537	13,439	4.25
	(1.00% Floor)
Restaurants
LS GFG Holdings Inc.
First Lien Secured Term Loan	L+ 6.00%	8.40%	11/30/18	11/19/25	10,288	10,005	9,969	3.16
	(0.00% Floor)
Specialized Finance
Golden Pear Funding Assetco, LLC(5)
Second Lien Secured Term Loan	L+ 10.50%	12.94%	09/20/18	03/20/24	17,500	17,200	17,441	5.52
	(1.00% Floor)
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75%	13.19%	09/09/16	03/09/22	20,000	19,805	20,000	6.33
	(1.00% Floor)
					37,500	37,005	37,441	11.85
Systems Software
arcserve (USA) LLC
First Lien Secured Term Loan	L+ 6.00%	8.52%	05/01/19	05/01/24	8,750	8,581	8,581	2.72
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.00%	8.52%	05/01/19	05/01/24	-	-	-	-
	(1.00% Floor)				8,750	8,581	8,581	2.72
Technology Hardware, Storage & Peripherals
Source Code Midco, LLC
First Lien Secured Term Loan	L+ 8.25%	10.83%	05/04/18	05/04/23	13,818	13,553	13,785	4.36
	(1.00% Floor)
Trucking
Sunteck / TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00%	11.41%	12/15/16	06/15/22	3,500	3,467	3,500	1.11
	(1.00% Floor)
Total Debt Investments					535,248	527,590	518,780	164.19

Equity Investments
Advertising
Fluent, Inc. (f/k/a Cogint, Inc.)(4)(9)	N/A	N/A	11/28/17	N/A	187	560	1,017	0.32

Diversified Support Services
Quest Events, LLC
Preferred Units(4)	N/A	N/A	12/28/18	12/08/25	317	317	317	0.10

Food Retail
Crews of California, Inc. Warrants (4)	N/A	N/A	11/20/14	12/31/24	-	-	11	-
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	3	-	227	0.07
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	3	-	227	0.07
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	3	-	227	0.07
					9	-	692	0.21

Health Care Services
PMA Holdco, LLC Warrants(4)	N/A	N/A	06/28/18	06/28/28	8	-	452	0.14

Other Diversified Financial Services
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	10/01/17	N/A	143	-	5	-

SFS Global Holding Company Warrants(4)	N/A	N/A	06/28/18	12/28/25	-	-	-	-

Sigue Corporation Warrants(4)	N/A	N/A	06/28/18	12/28/25	16	2,212	3,167	1.00
					159	2,212	3,172	1.00
Specialized Finance
NMFC Senior Loan Program I LLC Units (4)(5)(6)	N/A	N/A	08/13/14	08/31/21	10,000	10,029	9,640	3.05

Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	10/26/16	12/31/22	-	-	767	0.24

Total Equity Investments					10,680	13,118	16,057	5.06

Total Investments					545,928	$540,708	$534,837	169.25%

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

June 30, 2019

(in thousands)

(1) Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2) The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 2.4%, 2.3% and 2.2%, respectively, as of June 30, 2019. The Prime was 5.5% as of June 30, 2019.

(3) The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4) The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5) Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 91% of total assets as of the date of the consolidated schedule of investments.

(6) Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7) The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of June 30, 2019.

(8) The investment is on non-accrual status.

(9) The fair value of the investment was determined using observable inputs. There are no legal restrictions on sales of the investment.

(10) Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 169% of the Company’s net assets or 90% of the Company’s total assets, are subject to legal restrictions on sales.

(11) Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs.

(12) The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

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Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

or

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

or

Sean Silva

Prosek Partners

646-818-9122

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.

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